Long-Term Debt	12 Months Ended
Dec. 31, 2016
Debt Disclosure [Abstract]
Long-Term Debt
Long-Term Debt

Long-term debt, interest rates and due dates at December 31 are as follows:

	2016			2015
	Year-end Interest Rate	Due Date Through	Balance	Year-end Interest Rate	Due Date Through	Balance
Term notes	3.8%	2024	$745.3	3.8%	2024	$744.4
Industrial development bonds, principally variable interest rates	.9%	2030	12.5	.3%	2030	14.8
Commercial paper	(1)	2021	195.9	(1)	2019	181.5
Capitalized leases (primarily machinery, vehicle and office equipment)			5.7			4.2
Other, partially secured			.4			—
			959.8			944.9
Less current maturities			3.6			3.4
			$956.2			$941.5

(1) The weighted average interest rate on the balance of commercial paper outstanding at December 31, 2016 and 2015 was 1.0% and .5%, respectively. The weighted average interest rate for the net commercial paper activity during the years ended December 31, 2016 and 2015 was .8% and .5%, respectively.

Maturities of long-term debt, including unamortized premium, discount and deferred loan costs are as follows:

Year ended December 31
2017	$3.6
2018	153.0
2019	.7
2020	—
2021	195.2
Thereafter	607.3
$959.8

During the year ended December 31, 2015 we repaid $200 of 5.00% notes.

We can raise cash by issuing up to $750 of commercial paper through a program that is backed by a $750 revolving credit facility with a syndicate of 14 lenders. This facilty expires in 2021. The credit facility allows us to issue total letters of credit up to $250. When we issue letters of credit in this manner, our capacity under the facility, and consequently, our ability to issue commercial paper, is reduced by a corresponding amount. We had no outstanding letters of credit under the facility at year end for the periods presented.

Amounts outstanding at December 31 related to our commercial paper program were:

	2016	2015
Total program authorized	$750.0	$600.0

Commercial paper outstanding (classified as long-term debt)	(195.9)	(181.5)
Letters of credit issued under the credit facility	—	—
Total program usage	(195.9)	(181.5)
Total program available	$554.1	$418.5

  The revolving credit facility and certain other long-term debt contain restrictive covenants which, among other things, limit a) the total amount of indebtedness to 65% of our total capitalization (each as defined in the revolving credit facility), b) the amount of total secured debt to 15% of our total consolidated assets, and c) the amount of assets sold, transferred or disposed of in any trailing four quarter period to 40% of total consolidated assets. We have remained well within compliance with all such covenants.

We may elect one of four types of borrowing under the revolving credit facility, which determines the rate of interest to be paid on the outstanding principal balance. The interest rate would be commensurate with the currency borrowed and the term of the borrowing, as well as either i.) a competitive variable or fixed rate, or ii.) various published rates plus a pre-defined spread.

We are required to periodically pay accrued interest on any outstanding principal balance under the revolving credit facility at different time intervals based upon the elected interest rate and the elected interest period. Any outstanding principal under this facility will be due upon the maturity date. We may also terminate or reduce the lending commitments under this facility, in whole or in part, upon three business days’ notice.